LORD ABBETT STOCK APPRECIATION FUND

(formerly Large Cap Growth Fund)

Supplement dated March 15, 2010

to the Statement of Additional Information

The following amends certain information in the Fund’s Statement of Additional Information under the caption “Investment Advisory and Other Services – Investment Adviser”:

For the period April 1, 2010 through November 30, 2010, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of 1.10%. Accordingly, the total net annual operating expenses for each class will be equal to 1.10% of the Fund’s average daily net assets plus the applicable 12b-1 fee. This contractual arrangement supersedes the voluntary expense reimbursement described in the Fund’s December 1, 2009 Statement of Additional Information.

Please retain this document for your future reference.